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                                                                 EXHIBIT 10.18.3

                THIRD AMENDMENT TO AGREEMENT OF PURCHASE AND SALE

      THIS THIRD AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this "AMENDMENT") is made as of the 4th day of August, 2004, by and between ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a Delaware limited partnership ("PURCHASER"), and DUNN FAMILY ASSOCIATES, LLP, an Indiana limited liability partnership, HOTEL INVESTMENT, LLC, an Indiana limited liability company, ENCORE HOTELS OF BLOOMINGTON, INC., an Indiana corporation, ENCORE HOTELS OF TERRE HAUTE, LLC, an Indiana limited liability company, ENCORE RESIDENTIAL HOTEL OF EVANSVILLE, LLC, an Indiana limited liability company, ENCORE HOTELS OF COLUMBUS, LLC, an Indiana limited liability company, ENCORE HOTELS OF HORSE CAVE, LLC, a Kentucky limited liability company, ENCORE HOTELS OF PRINCETON II, LLC, an Indiana limited liability company, and DUNN HOSPITALITY GROUP, LLC, an Indiana limited liability company (collectively, "SELLER").

                                    RECITALS

      A. Seller and Purchaser have entered into that certain Agreement of Purchase and Sale dated as of May 19, 2004, as amended by that certain First Amendment to Agreement of Purchase and Sale dated July l, 2004 and that certain Second Amendment to Agreement of Purchase and Sale dated July 23, 2004, executed by Purchaser and Seller (collectively, the "PURCHASE AGREEMENT"), which provides, among other things, for the Purchaser's purchase of the Property from the Seller.

      B. Seller and Purchaser wish to modify and amend the Purchase Agreement (as amended, the "AGREEMENT") as hereinafter provided.

      NOW, THEREFORE, in consideration of the mutual covenants provided herein and for other good and valuable consideration, the receipt and sufficiency of which Seller and Purchaser hereby acknowledge, Seller and Purchaser hereby agree as follows:

      1. Definitions. Capitalized terms not otherwise defined in this Amendment shall have the meanings given to them in the Agreement.

      2. Purchase Price. The definition of "Purchase Price" is hereby amended and restated to be as follows:

      "Purchase Price" shall mean $62,000,000.00 payable in the manner described in Section 2.2 hereof.

      3. Common Partnership Units.

            (a) At Closing, Purchaser shall issue to Seller a number of "Common Partnership Units" (as defined and described in the agreement of limited partnership of Purchaser) in Purchaser equal to the quotient (rounded to the nearest whole number) resulting from $3,000,000.00 divided by Nine and No/100ths Dollars ($9.00).

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            (b) Subsection 2.2(b) of the Agreement is hereby amended to insert the following sentence at the beginning of such paragraph: "Purchaser shall receive a credit against the Purchase Price in an amount equal to $3,000,000.00, which is the aggregate value of the Common Partnership Units to be issued to Seller."

      4. Manager. Pursuant to Section 5.1(m) of the Agreement, Purchaser hereby elects that Dunn Hospitality Dunn Hospitality Group Manager, Inc. ("Manager") manage the Property pursuant to the New Management Agreements.

      5. PIP Requirements. Section 7.8 of the Agreement is hereby deleted. Manager shall manage the performance and completion of the product improvement plan requirements imposed by the Franchisor under the Franchise Agreements in connection with the contemplated change in ownership of the Property (the "PIPS"). Manager shall be entitled to receive a Ten Percent (10%) project management fee based on the cost of the PIPS. Manager agrees to pay for the aggregate cost to complete the PIPs that exceeds an amount equal to the difference between the budgeted amount for the completion of the PIPS to be agreed to by Purchaser and Manager (the maximum amount of which is currently estimated to be $6,500,000.00 exclusive of the project management fee) (the "PIP Budget") less the cost of any item in the PIPS that may be waived or deferred by the applicable Franchisor after agreement to the PIP Budget (the "PIP Excess"), and Manager agrees to indemnify and reimburse Purchaser and its Affiliates for any costs or expenses incurred by Purchaser or any of its Affiliates which constitute payment of all or any part of the PIP Excess (the "Reimbursement Obligation"). Manager and John M. Dunn shall jointly and severally guarantee the payment of the PIP Excess and the Reimbursement Obligation (the "Guaranty"). The Guaranty is subject to approval by the parties to the PIP Budget. Seller, Manager and Purchaser shall use good faith commercially efforts to agree to the PIP Budget prior to Closing, upon which the Reimbursement Obligation shall be based, or after Closing pursuant to the approval terms applicable to budgets contained in the New Management Agreement. The Guaranty shall be secured by a pledge by Seller of the Common Partnership Units issued to Seller at Closing ("Pledge Agreement"). Additionally, the parties agree that to the extent of any Reimbursement Obligation, Ashford TRS Lessee LLC, as "owner" under the New Management Agreements, may offset such Reimbursement Obligation against any management fees otherwise due and owing to Manager under the New Management Agreements. The provisions of this Paragraph 5 shall survive the Closing.

      6. Study Period. Seller and Purchaser agree that the Study Period has expired on the date hereof.

      7. Repairs. Manager, at its sole cost and expense, shall complete the repairs to the Property described on Exhibit A attached hereto within the time frames set forth for the completion of the applicable PIPs. The provisions of this Paragraph 7 shall survive the Closing.

      8. Closing Date. The Closing Date shall occur on a date no later than August 31, 2004; provided, however, Purchaser shall have the right, upon written notice to Seller, to extend the Closing Date for a period not to exceed thirty
(30) days in order to finalize Purchaser's loan documents for the acquisition of the Property.

                               Exhibit 8 - Page 2

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      9. Conditions to Closing. The following conditions precedent are hereby added to Section 5.1 of the Agreement:

            (o) Seller and Purchaser shall have agreed upon the form of documentation required in connection with the issuance of the Common Partnership Units to Seller at Closing.

            (p) Seller and Purchaser shall have agreed upon the form of Guaranty and Pledge Agreement in connection with the Reimbursement Obligation.

            (q) Purchaser shall be satisfied, in its sole and absolute discretion, as to the results of a limited subsurface investigation at and around the elevator pits at the Hampton Inn Terre Haute hotel to determine the environmental impact of a leaking hydraulic system for the elevators.

      10. Conflicts. Except to the extent expressly modified by this Amendment, the terms, provisions and conditions of the Agreement are hereby ratified and confirmed and shall remain in full force and effect, unmodified by the terms and provisions hereof and, in the event of any conflict between the terms and provisions of the Agreement and this Amendment, the terms and provisions of this Amendment shall be deemed controlling. In the event of any conflict between the terms and provisions of the New Management Agreement and this Amendment, the terms and provisions of this Amendment shall be deemed controlling.

      11. Counterparts. The parties hereto may execute this Amendment in one or more identical counterparts, all of which when taken together will constitute one and the same instrument. Copied or telecopied signatures may be attached hereto and shall have the same binding and legal effect as original signatures.

                               Exhibit 8 - Page 3

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      IN WITNESS WHEREOF, Seller and Purchaser have caused this Amendment to be executed effective as of the date first above written.

                                SELLER:

                                DUNN FAMILY ASSOCIATES, LLP, an Indiana
                                limited liability partnership

                                By: /s/ JOHN M. DUNN
                                    ------------------------
                                Name: John M. Dunn
                                Title: Manager

                                Date of Execution:  August 4, 2004

                                HOTEL INVESTMENT, LLC, an Indiana limited liability company

                                By: /s/ JOHN M. DUNN
                                    ------------------------------
                                Name: John M. Dunn
                                Title: Manager

                                Date of Execution:  August 4, 2004

                                ENCORE HOTEL OF BLOOMINGTON, INC.,
                                an Indiana corporation

                                By: /s/ JOHN M. DUNN
                                    ---------------------------
                                Name: John M. Dunn
                                Title: President

                                Date of Execution:  August 4, 2004

                               Exhibit 8 - Page 4

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                                ENCORE HOTEL OF TERRE HAUTE, LLC, an
                                Indiana limited liability company

                                By: /s/ JOHN M. DUNN
                                    ---------------------------
                                Name: John M. Dunn
                                Title: Manager

                                Date of Execution:  August 4, 2004

                                ENCORE RESIDENTIAL HOTEL OF EVANSVILLE, LLC, an Indiana limited liability company

                                By: /s/ JOHN M. DUNN
                                    ----------------------------
                                Name: John M. Dunn
                                Title: Manager

                                Date of Execution:  August 4, 2004

                                ENCORE HOTEL OF COLUMBUS, LLC, an Indiana limited liability company

                                By: /s/ JOHN M. DUNN
                                    -------------------------
                                Name: John M. Dunn
                                Title: Manager

                                Date of Execution:  August 4, 2004

                                ENCORE HOTEL OF HORSE CAVE, LLC, a Kentucky limited liability company

                                By: /s/ JOHN M. DUNN
                                    ----------------
                                Name: John M. Dunn
                                Title: Manager

                                Date of Execution:  August 4, 2004

                               Exhibit 8 - Page 6

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                                ENCORE HOTEL OF PRINCETON II, LLC, an Indiana
                                limited liability company

                                By: /s/ JOHN M. DUNN
                                    --------------------
                                Name: John M. Dunn
                                Title: Manager

                                Date of Execution:  August 4, 2004

                                ENCORE DUNN HOSPITALITY GROUP, LLC,
                                an Indiana limited liability company

                                By: /s/ JOHN M. DUNN
                                    ----------------
                                Name: John M. Dunn
                                Title: Manager

                                Date of Execution:  August 4, 2004

                                Exhibit 8 - Page 6

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                                PURCHASER:

                                ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a Delaware limited partnership

                                By: /s/ DAVD A. BROOKS
                                    -------------------------
                                Name: David A. Brooks
                                Title: Vice President

                                Date of Execution:  August 4, 2004

                               Exhibit 8 - Page 7